Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following tables set forth the unaudited pro forma condensed combined financial data for Acadia, YFCS, PHC and MeadowWood as a combined company, giving effect to (1) Acadia’s acquisition of YFCS and the related debt and equity financing transactions on April 1, 2011, (2) PHC’s acquisition of MeadowWood and related debt financing transaction on July 1, 2011 and (3) Acadia’s merger with PHC and the related issuance of senior notes on November 1, 2011, as if each had occurred on September 30, 2011 for the unaudited pro forma condensed combined balance sheet and January 1, 2010 for the unaudited pro forma condensed combined statements of operations. Acadia’s condensed consolidated balance sheet as of September 30, 2011 reflects the acquisition of YFCS and related debt and equity transactions and Acadia’s condensed consolidated statement of operations reflects the results of YFCS operations for the period from April 1, 2011 to September 30, 2011. PHC’s condensed consolidated balance sheet as of September 30, 2011 reflects the acquisition of MeadowWood and related debt financing transaction on July 1, 2011.

The fiscal years of Acadia, YFCS and HHC Delaware end December 31 while the fiscal year of PHC ends on June 30. The combined company will use Acadia’s fiscal year ending December 31.

The unaudited pro forma condensed combined balance sheet combines Acadia’s unaudited consolidated balance sheet as of September 30, 2011 with the consolidated balance sheet of PHC and the unaudited condensed consolidated balance sheet of HHC Delaware as of September 30, 2011. The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2010 combines Acadia’s unaudited condensed consolidated statement of operations for the nine months ended September 30, 2010 with the unaudited condensed consolidated statement of operations of YFCS for the nine months ended September 30, 2010, the unaudited condensed consolidated statement of operations of HHC Delaware for the nine months ended September 30, 2010 and the unaudited condensed consolidated statement of operations of PHC for the nine months ended September 30, 2010 (which was derived from the audited consolidated statement of operations of PHC for the fiscal year ended June 30, 2010 less the unaudited condensed consolidated statement of operations of PHC for the six months ended December 31, 2009 plus the unaudited condensed consolidated statement of operations of PHC for the three months ended September 30, 2010). The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2011 combines Acadia’s unaudited condensed consolidated statement of operations for the nine months ended September 30, 2011 with the unaudited condensed consolidated statement of operations of YFCS, the unaudited condensed consolidated statement of operations of HHC Delaware from January 1, 2011 through the date of the YFCS acquisition (April 1, 2011) and the unaudited condensed consolidated statement of operations of PHC for the nine months ended September 30, 2011 (which was derived from the audited consolidated statement of operations of PHC for the fiscal year ended June 30, 2011 less the unaudited condensed consolidated statement of operations of PHC for the six months ended December 31, 2010 plus the unaudited condensed consolidated statement of operations of PHC for the three months ended September 30, 2011). The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2010 combines Acadia’s audited consolidated statement of operations for the year ended December 31, 2010 with the audited consolidated statement of operations of YFCS for the year ended December 31, 2010, the audited consolidated statement of operations of HHC Delaware for the year ended December 31, 2010 and the unaudited condensed consolidated statement of operations of PHC for the twelve months ended December 31, 2010 (which was derived from the audited consolidated statement of operations of PHC for the fiscal year ended June 30, 2010 less the unaudited condensed consolidated statement of operations of PHC for the six months ended December 31, 2009 plus the unaudited condensed consolidated statement of operations of PHC for the six months ended December 31, 2010).

The unaudited pro forma condensed combined financial data has been prepared using the acquisition method of accounting for business combinations under GAAP. The adjustments necessary to fairly present the unaudited pro forma condensed combined financial data have been made based on available information and in the opinion of management are reasonable. Assumptions underlying the pro forma adjustments are described in the accompanying notes, which should be read in conjunction with this unaudited pro forma condensed combined financial data. The pro forma adjustments are preliminary and revisions to the fair value of assets acquired and liabilities assumed and the financing of the transactions may have a significant impact on the pro forma adjustments. A final valuation of assets acquired and liabilities assumed in the YFCS, MeadowWood and PHC acquisitions has not been completed and the completion of fair value determinations will most likely result in changes in the values assigned to property and equipment and other assets (including intangibles) acquired and liabilities assumed.

The unaudited pro forma condensed combined financial data is for illustrative purposes only and does not purport to represent what our financial position or results of operations actually would have been had the events noted above in fact occurred on the assumed dates or to project our financial position or results of operations for any future date or future period.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

As of September 30, 2011

	ACADIA (1)	PHC (3)	PRO FORMA MERGER ADJUSTMENTS	NOTES	PRO FORMA COMBINED

ASSETS
Current assets:
Cash and cash equivalents	$1,254	$3,261	$719	(8)	$5,234

Accounts receivable, net	25,469	12,466	—		37,935
Other current assets	9,634	6,779	—		16,413

Total current assets	36,357	22,506	719		59,582
Property and equipment, net	57,783	14,206	288	(7)	72,277
Goodwill	147,081	10,447	33,657	(7)	191,185
Intangible assets, net	18,887	700	1,100	(7)	20,687
Other assets	9,501	3,966	3,800	(8a)	15,295
			(648)	(7)
			(1,324)	(6)

Total assets	$269,609	$51,825	$37,592		$359,026

LIABILITIES AND EQUITY
Current liabilities:
Current portion of long-term debt	$6,750	$235	$(235)	(9)	$6,750
Accounts payable	10,984	2,522	—		13,506
Accrued salaries and benefits	12,276	2,572	—		14,848
Other accrued liabilities	6,394	1,712	—		8,106

Total current liabilities	36,604	7,041	(235)		43,210
Long-term debt	131,375	26,206	121,279	(9)	278,860
Other liabilities	24,844	900	183	(7)	25,927

Total liabilities	192,623	34,147	121,227		347,997
Equity:
Common stock	176	208	(208)	(5)	176
Additional paid-in capital	105,481	28,267	(28,267)	(5)	76,718
			45,678	(7a)
			(74,441)	(8)
Treasury stock	—	(1,809)	1,809	(5)	—
Accumulated deficit	(28,671)	(8,988)	8,988	(5)	(65,865)
			(37,084)	(8a)
			(110)	(7)

Total equity	76,986	17,678	(83,635)		11,029

Total liabilities and equity	$269,609	$51,825	$37,592		$359,026

See accompanying notes to unaudited pro forma financial information.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the Nine Months Ended September 30, 2010

	ACADIA					PHC
	ACADIA HEALTHCARE (1)	YFCS (2)	PRO FORMA YFCS ADJUSTMENTS	NOTES	PRO FORMA ACADIA	PHC (3)	HHC DELAWARE (4)	PRO FORMA MEADOWWOOD ADJUSTMENTS	NOTES	PRO FORMA PHC	PRO FORMA MERGER ADJUSTMENTS	NOTES	PRO FORMA COMBINED
	(Dollars in thousands, except share and per share amounts)
Revenue	$48,344	$137,781	—		$186,125	$42,637	$10,956	—		$53,593	—		$239,718
Salaries, wages and benefits	28,980	84,940	—		113,920	20,990	6,640	—		27,630	—		141,550
Professional fees	1,151	—	5,575	(10)	6,726	6,354	689	—		7,043	—		13,769
Supplies	2,851	—	6,211	(10)	9,062	1,732	690	—		2,422	—		11,484
Rent	961	—	3,904	(10)	4,865	2.627	16	—		2,643	—		7,508
Other operating expenses	4,980	27,972	(15,690)	(10)	17,262	4.884	905	—		5,789	—		23,051
Provision for doubtful accounts	1,803	295	—		2,098	2.207	337	—		2,544	—		4,642
Depreciation and amortization	728	2,612	163	(13a)	3,503	851	229	86	(13b)	1,166	112	(13c)	4,781
Interest expense, net	549	5,713	(734)	(14a)	5,528	125	390	1,187	(14b)	1,702	14,039	(14c)	21,269
Sponsor management fees	105	—	—		105	—	—	—		—	—		105
Transaction-related expenses	104	—	(104)	(11)	—	—	—	—		—	—		—

Total expenses	42,212	121,532	(675)		163,069	39,770	9,896	1,273		50,939	14,151		228,159
Income (loss) from continuing operations before income taxes	6,132	16,249	675		23,056	2,867	1,060	(1,273)		2,654	(14,151)		11,559
Provision for income taxes	459	6,174	2,453	(15)	9,356	1,281	433	(509)	(16)	1,205	(5,660)	(16)	4,900
			270	(16)

Income (loss) from continuing operations	$5,673	$10,075	$(1,778)		$13,700	$1,586	$627	$(764)		$1,449	$(8,491)		$6,659

Earnings per unit/share—income (loss) from continuing operations:
Basic	$0.32												$0.30

Diluted	$0.32												$0.30

Weighted average shares:
Basic	17,633,116										4,891,667	(18)	22,524,783

Diluted	17,633,116										4,913,376	(18)	22,546,492

See accompanying notes to unaudited pro forma financial information.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the Nine Months Ended September 30, 2011

	ACADIA					PHC
	ACADIA HEALTHCARE (1)	YFCS (2)	PRO FORMA YFCS ADJUSTMENTS	NOTES	PRO FORMA ACADIA	PHC (3)	HHC DELAWARE (4)	PRO FORMA MEADOWWOOD ADJUSTMENTS	NOTES	PRO FORMA PHC	PRO FORMA MERGER ADJUSTMENTS	NOTES	PRO FORMA COMBINED
	(Dollars in thousands, except share and per share amounts)
Revenue	$146,019	$45,686	—		$191,705	$52,989	$7,541	$—		$60,530	—		$252,235
Salaries, wages and benefits	110,750	29,502	—		140,252	27,839	4,747	—		32,586	—		172,838
Professional fees	5,111	—	1,901	(10)	7,012	5,629	454	—		6,083	—		13,095
Supplies	7,665	—	2,204	(10)	9,869	2,062	469	—		2,531	—		12,400
Rents and leases	3,725	—	1,320	(10)	5,045	2,736	19	—		2,755	—		7,800
Other operating expenses	12,954	9,907	(5,425)	(10)	17,436	6,916	636	—		7,552	—		24,988
Provision for doubtful accounts	1,664	208	—		1,872	3,006	339	—		3,345	—		5,217
Depreciation and amortization	3,114	819	(1,494)	(13a)	2,439	918	179	31	(13b)	1,128	150	(13c)	3,717
Interest expense, net	4,143	1,726	(169)	(14a)	5,700	967	224	369	(14b)	1,560	14,029	(14c)	21,289
Sponsor management fees	1,135	—	—		1,135	—	—	—		—	(1,000)	(17)	135
Transaction-related expenses	10,594	—	(10,594)	(11)	—	2,896	—	(2,896)	(11)	—	—		—
Legal settlement	—	—	—		—	446	—	—		446	—		446

Total expenses	160,855	42,162	(12,257)		190,760	53,415	7,067	(2,496)		57,986	13,179		261,925
Income (loss) from continuing operations before income taxes	(14,836)	3,524	12,257		945	(426)	474	2,496		2,544	(13,179)		(9,690)
Provision (benefit) for income taxes	3,382	1,404	(133)	(15)	9,556	459	193	998	(16)	1,650	(5,272)	(16)	5,934
			4,903	(16)

Income (loss) from continuing operations	$(18,218)	$2,120	$7,487		$(8,611)	$(885)	$281	$1,498		$894	$(7,907)		$(15,624)

Earnings per unit/share—income (loss) from continuing operations:
Basic	$(1.03)												$(0.69)

Diluted	$(1.03)												$(0.69)

Weighted average shares:
Basic	17,633,116										4,891,667	(18)	22,524,783

Diluted	17,633,116										4,891,667	(18)	22,524,783

See accompanying notes to unaudited pro forma financial information.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the Twelve Months Ended December 31, 2010

	ACADIA					PHC
	ACADIA HEALTHCARE (1)	YFCS (2)	PRO FORMA YFCS ADJUSTMENTS	NOTES	PRO FORMA ACADIA	PHC (3)	HHC DELAWARE (4)	PRO FORMA MEADOWWOOD ADJUSTMENTS	NOTES	PRO FORMA PHC	PRO FORMA MERGER ADJUSTMENTS	NOTES	PRO FORMA COMBINED
	(Dollars in thousands, except share and per share amounts)
Revenue	$64,342	$184,386	—		$248,728	$57,269	$14,301	$—		$71,570	—		$320,298
Salaries, wages and benefits	36,333	113,931	1,239	(7)	151,503	28,647	8,850	—		37,497	—		189,000
Professional fees	3,612	—	6,724	(5)	8,953	8,401	891	—		9,292	—		18,245
			(1,383)	(6)
Supplies	3,709	—	8,380	(5)	12,089	2,319	897	—		3,216	—		15,305
Rent	1,288	—	5,244	(5)	6,532	3,494	20	—		3,514	—		10,046
Other operating expenses	8,289	38,146	(20,348)	(5)	24,848	6,644	1,231	—		7,875	—		32,723
			(1,239)	(7)
Provision for doubtful accounts	2,239	525	—		2,764	2,866	511	—		3,377	—		6,141
Depreciation and amortization	976	3,456	(159)	(13a)	4,273	1,129	308	112	(13b)	1,549	155	(13c)	5,977
Interest expense, net	738	7,514	(953)	(14a)	7,299	148	524	1,576	(14b)	2,248	18,717	(14c)	28,264
Impairment of goodwill	—	23,528	—		23,528	—	—	—		—			23,528

Total expenses	57,184	187,100	(2,495)		241,789	53,648	13,232	1,688		68,568	18,872		329,229
Income (loss) from continuing operations before income taxes	7,158	(2,714)	2,495		6,939	3,621	1,069	(1,688)		3,002	(18,872)		(8,931)
Provision (benefit) for income taxes	477	5,032	2,448	(15)	8,955	1,532	437	(675)	(16)	1,294	(7,549)	(16)	2,700
			998	(16)

Income (loss) from continuing operations	$6,681	$(7,746)	$(951)		$(2,016)	$2,089	$632	$(1,013)		$1,708	$(11,323)		$(11,631)

Earnings per unit/share—income (loss) from continuing operations:
Basic	$0.38												$(0.52)

Diluted	$0.38												$(0.52)

Weighted average shares:
Basic	17,633,116										4,903,097	(18)	22,536,213

Diluted	17,633,116										4,903,097	(18)	22,536,213

See accompanying notes to unaudited pro forma financial information.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

(Dollars in thousands)

(1)	The amounts in this column represent, for Acadia, actual balances as of September 30, 2011 or actual results for the periods presented.
(2)	The amounts in this column represent, for YFCS, actual results for the period from January 1, 2010 to September 30, 2010, the period from January 1, 2011 to the April 1, 2011 acquisition date and for the year ended December 31, 2010.
(3)	The amounts in this column represent, for PHC, actual balances as of September 30, 2011 or actual results for the periods presented. The condensed consolidated statements of operations of PHC have been reclassified to conform to Acadia’s expense classification policies.
(4)	The amounts in this column represent, for MeadowWood, actual results for the periods presented.
(5)	Reflects the elimination of equity accounts of PHC.
(6)	Reflects the elimination of PHC deferred financing costs in connection with the repayment of debt.
(7)	Represents the adjustments to acquired property and equipment and intangible assets based on preliminary estimates of fair value and the adjustment to goodwill derived from the difference in the estimated total consideration transferred by Acadia and the estimated fair value of assets acquired and liabilities assumed by Acadia in the PHC merger, calculated as follows:

Estimated equity consideration (a)	$44,025
Estimated fair value of vested replacement share-based awards	1,543
Estimated repayment of indebtedness under PHC’s senior credit facility	26,441
Estimated cash consideration to Class B common stockholders	5,000

Estimated total consideration	$77,009

Cash and cash equivalents	$3,261
Accounts receivable	12,466
Other current assets	6,779
Property and equipment	14,494
Contract-based and other intangible assets	1,800
Other long-term assets	1,994
Accounts payable	(2,522)
Accrued salaries and benefits	(2,572)
Other accrued liabilities	(1,712)
Deferred tax liability-long term (b)	(183)
Other long-term liabilities	(900)

Fair value of assets acquired less liabilities assumed	$32,905

Estimated goodwill	$44,104
Less: Historical goodwill	(10,447)

Goodwill adjustment	$33,657

(a)

The estimated fair value of Acadia common shares issuable to PHC stockholders is based on 4,891,667 of Acadia common shares issued to PHC stockholders multiplied by a stock price of $9.00. The equity consideration is reflected as a $49 increase in common stock based on the conversion of each PHC share into one-quarter of a share of Acadia common stock ($0.01 par value) and a $43,976 increase in additional paid-in capital. The total increase in additional paid-in capital of $45,629 also includes the estimated fair value of the vested portion of replacement equity-based awards of $1,543 and the $110 charge resulting from the accelerated vesting of the stock options held by PHC directors.

(b)

The deferred tax liability of $183 represents the reclassification of PHC’s deferred tax asset of $648 from other assets to other liabilities less acquisition adjustments of $831 related to book and tax basis differences in intangible assets acquired.

The acquired assets and liabilities assumed will be recorded at their relative fair values as of the closing date of the PHC merger. Estimated goodwill is based upon a determination of the fair value of assets acquired and liabilities assumed that is preliminary and subject to revision as the value of total consideration is finalized and additional information related to the fair value of property and equipment and other assets (including intangible assets) acquired and liabilities assumed becomes available. The actual determination of the fair value of assets acquired and liabilities assumed will differ from that assumed in these unaudited pro forma condensed consolidated financial statements and such differences may be material. Qualitative factors comprising goodwill include efficiencies derived through synergies expected by the elimination of certain redundant corporate functions and expenses, the ability to leverage call center referrals to a broader provider base, coordination of services provided across the combined network of facilities, achievement of operating efficiencies by benchmarking performance and applying best practices throughout the combined company.

(8)	Represents a $719 increase in cash as a result of the PHC merger. The sources and uses of cash in connection with the PHC merger are expected to be as follows:

Sources:
Issuance of $150,000 of 12.875% Senior Notes due 2018 (“Senior Notes”)	$147,485
Uses:
Cash payment to Acadia stockholders	(74,441)
Repayment of indebtedness under PHC’s senior credit facility	(26,441)
Cash portion of PHC merger consideration	(5,000)
Transaction costs (a)	(40,884)

Cash adjustment	$719

(a)

Costs incurred in connection with the PHC merger and related transactions are estimated to be $16,525 of acquisition-related expenses (including approximately $2,403 of change in control payments due to certain PHC executives), $20,559 to terminate Acadia’s professional services agreement with Waud Capital Partners and $3,800 of debt financing costs associated with the Senior Notes, the Second Amendment to the Senior Secured Credit Facility and a debt commitment letter issued by Jefferies Finance to provide a senior unsecured bridge loan facility of up to $150.0 million in the event that $150.0 million of the Senior Notes were not issued.

(9)	Represents the effect of the PHC merger on the current portion and long-term portion of total debt, as follows:

	CURRENT PORTION	LONG- TERM PORTION	TOTAL DEBT
Repayment of indebtedness under PHC’s senior credit facility	$(235)	$(26,206)	$(26,441)
Issuance of Senior Notes	—	147,485	147,485

Adjustments	$(235)	$121,279	$121,044

(10)	Reflects the reclassification from YFCS other operating expenses of: (a) professional fees of $5,575, $1,901 and $6,724 for the nine months ended September 30, 2010, the three months ended March 31, 2011 and the twelve months ended December 31, 2010, respectively, (b) supplies expense of $6,211, $2,204 and $8,380 for the nine months ended September 30, 2010, the three months ended March 31, 2011 and the twelve months ended December 31, 2010, respectively, and (c) rent expense of $3,904, $1,320 and $5,244 for the nine months ended September 30, 2010, the three months ended March 31, 2011 and the twelve months ended December 31, 2010, respectively.
(11)	Reflects the removal of acquisition-related expenses included in the historical statements of operations relating to Acadia’s acquisition of YFCS, PHC’s acquisition of MeadowWood and the PHC merger. Acadia recorded $104, $10,594 and $849 of acquisition-related expenses in the nine months ended September 30, 2010 and 2011 and the twelve months ended December 31, 2010, respectively. YFCS recorded $534 of sale-related expenses in the twelve months ended December 31, 2010. PHC recorded $2,896 of acquisition-related and sale-related expenses in the nine months ended September 30, 2011.
(12)	Reflects the reclassification of workers’ compensation insurance expense of $1,239 for the twelve months ended December 31, 2010 to salaries, wages and benefits.

(13)	Represents the adjustments to depreciation and amortization expense as a result of recording the property and equipment and intangible assets at preliminary estimates of fair value as of the respective dates of the acquisitions, as follows:

(a)	YFCS acquisition:

	AMOUNT	USEFUL LIVES (IN YEARS)	MONTHLY DEPRECIATION	NINE MONTHS ENDED SEPTEMBER 30, 2010	NINE MONTHS ENDED SEPTEMBER 30, 2011	TWELVE MONTHS ENDED DECEMBER 31, 2010
Land	$5,122	N/A	$—	$—	$—	$—
Land improvements	2,694	10	22	198	66	264
Building and improvements	21,832	25, or lease term	73	657	219	876
Equipment	2,024	3-7	53	477	159	636
Construction in progress	239	N/A	—	—	—	—

	31,911		148	1,332	444	1,776
Non-compete intangible asset	321	1	27	243	81	321
Patient-related intangible asset	1,200	0.25	400	1,200	—	1,200

Total depreciation and amortization expense				2,775	525	3,297

Less: historical depreciation and amortization expense				(2,612)	(2,019)	(3,456)

Depreciation and amortization expense adjustment				$163	$(1,494)	$(159)

The adjustment to decrease depreciation and amortization expense relates to the excess of the historical amortization of the pre-acquisition intangible assets of YFCS over the amortization expense resulting from the intangible assets identified by Acadia in its acquisition of YFCS.

(b)	MeadowWood acquisition:

	AMOUNT	USEFUL LIVES (IN YEARS)	MONTHLY DEPRECIATION	NINE MONTHS ENDED SEPTEMBER 30, 2010	NINE MONTHS ENDED SEPTEMBER 30, 2011	TWELVE MONTHS ENDED DECEMBER 31, 2010
Land	$1,420	N/A	$—	$—	$—	$—
Building and improvements	7,700	25	26	234	156	312
Equipment	554	3-7	9	81	54	108

	9,674		35	315	210	420
Indefinite-lived license intangibles	700	N/A	—	—	—	—

Total depreciation and amortization expense				315	210	420

Less: historical depreciation and amortization expense				(229)	(179)	(308)

Depreciation and amortization expense adjustment				$86	$31	$112

(c)	PHC acquisition:

	AMOUNT	USEFUL LIVES (IN YEARS)	MONTHLY DEPRECIATION	NINE MONTHS ENDED SEPTEMBER 30, 2010	NINE MONTHS ENDED SEPTEMBER 30, 2011	TWELVE MONTHS ENDED DECEMBER 31, 2010
Land	$1,540	N/A	$—	$—	$—	$—
Building and improvements	11,150	25, or lease term	93	837	837	1,116
Equipment	1,804	3-7	30	270	270	360

	14,494		123	1,107	1,107	1,476

Indefinite-lived license intangibles	700	N/A	—	—	—	—
Customer contract intangibles	1,100	5	19	171	171	228

Total depreciation and amortization expense				1,278	1,278	1,704

Less: PHC pro forma depreciation and amortization expense				(1,166)	(1,128)	(1,549)

Depreciation and amortization expense adjustment				$112	$150	$155

(14)	Represents adjustments to interest expense to give effect to the Senior Secured Credit Facility entered into by Acadia on April 1, 2011, the debt incurred by PHC to fund the MeadowWood acquisition, the Second Amendment to the Senior Secured Credit Facility and the Senior Notes issued on November 1, 2011.

(a)	The YFCS pro forma interest expense adjustment assumes that the interest rate of 4.2% at April 1, 2011, the closing date of the YFCS acquisition and the Senior Secured Credit Facility, was in effect for the entire period, as follows:

	NINE MONTHS ENDED SEPTEMBER 30, 2010	NINE MONTHS ENDED SEPTEMBER 30, 2011	TWELVE MONTHS ENDED DECEMBER 31, 2010
Interest related to Senior Secured Credit Facility	$4,653	$1,489	$6,134
Plus: Amortization of debt discount and deferred loan costs	875	291	1,165

	5,528	1,780	7,299

Less: historical interest expense of Acadia and YFCS	(6,262)	(1,949)	(8,252)

Interest expense adjustment	$(734)	$(169)	$(953)

An increase or decrease of 0.125% in the assumed interest rate would result in a change in interest expense of $135, $65 and $178 for the nine months ended September 30, 2010, the nine months ended September 30, 2011 and the twelve months ended December 31, 2010, respectively.

(b)	The PHC pro forma interest expense adjustment assumes that the interest rate of 7.75% at July 1, 2011, the closing date of the loans under PHC’s senior credit facility funding the MeadowWood acquisition, was in effect for the entire period, as follows:

	NINE MONTHS ENDED SEPTEMBER 30, 2010	NINE MONTHS ENDED SEPTEMBER 30, 2011	TWELVE MONTHS ENDED DECEMBER 31, 2010
Interest related to PHC’s senior credit facility	$1,536	$1,521	$2,046
Plus: Amortization of debt discount and deferred loan costs	286	286	381

	1,822	1,807	2,427

Less: historical interest expense of PHC and MeadowWood	(635)	(1,438)	(851)

Interest expense adjustment	$1,187	$369	$1,576

An increase or decrease of 0.125% in the assumed interest rate would result in a change in interest expense of $24, $24 and $33 for the nine months ended September 30, 2010, the nine months ended September 30, 2011 and the twelve months ended December 31, 2010, respectively.

(c)	The pro forma interest expense adjustment for the PHC merger assumes that the interest rate of 12.875% for the Senior Notes and the 0.50% increase in the interest rate applicable to the Senior Secured Credit Facility related to the Second Amendment were in effect for the entire period, as follows:

	NINE MONTHS ENDED SEPTEMBER 30, 2010	NINE MONTHS ENDED SEPTEMBER 30, 2011	TWELVE MONTHS ENDED DECEMBER 31, 2010
Interest related to Senior Notes	$14,484	$14,484	$19,312
Interest related to the Second Amendment to the Senior Secured Credit Facility	537	512	712
Plus: Amortization of debt discount and deferred loan costs	840	840	1,120

	15,861	15,836	21,144

Less: Interest related to PHC’s senior credit facility repaid on November 1, 2011	(1,822)	(1,807)	(2,427)

Interest expense adjustment	$14,039	$14,029	$18,717

An increase or decrease of 0.125% in the assumed interest rate on the notes and the Senior Secured Credit Facility would result in a change in interest expense of $135, $129 and $178 for the nine months ended September 30, 2010, the nine months ended September 30, 2011 and the twelve months ended December 31, 2010, respectively.

(15)	Reflects an increase in income taxes of $2,453 for the nine months ended September 30, 2010, a decrease in income taxes of $133 for the nine months ended September 30, 2011 and an increase in income taxes of $2,448 for the twelve months ended December 31, 2010 to give effect to the election by Acadia Healthcare Company, LLC to be treated as a taxable corporation on April 1, 2011.
(16)	Reflects adjustments to income taxes to reflect the impact of the above pro forma adjustments applying combined federal and state statutory tax rates for the respective periods.
(17)	Represents the elimination of advisory fees paid to Waud Capital Partners pursuant to our professional services agreement dated April 1, 2011. The adjustment to eliminate advisory fees is factually supportable and directly attributable to the termination of the professional services agreement on November 1, 2011.
(18)	Adjustments to weighted average shares used to compute basic and diluted earnings per unit/share are as follows:

Basic earnings per unit/share

•

The conversion and exchange of each Class A and Class B common share of PHC, Inc. for one-quarter ( 1/4) of a share of common stock of Acadia Healthcare Company, Inc. The estimated issuance of Acadia common stock based on the one-to-four conversion rate and the weighted average shares outstanding for the respective periods is 4,931,829, 4,891,667 and 4,903,097 for the nine months ended September 30, 2010, the nine months ended September 30, 2011 and the twelve months ended December 31, 2010, respectively. Weighted average shares outstanding are derived from PHC, Inc. consolidated financial statements for the respective periods.

Diluted earnings per unit/share

•	The adjustments described above related to basic earnings per unit/share.

•

The conversion of outstanding PHC employee stock options and warrants into substantially equivalent Acadia stock options and warrants. The estimated incremental dilutive effect of the stock options and warrants, derived from the consolidated financial statements of PHC, Inc. based on the one-to-four conversion rate applicable to such awards, is 21,709. The options and warrants do not have a dilutive effect for the nine months ended September 30, 2011 and twelve months ended December 31, 2010 given the pro forma combined loss from continuing operations.